SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.
                                  20549



                                 Form 8-K




          Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



               Date of Report      March 5, 1998



               Registrant;
Commission     State of Incorporation          IRS Employer
File No.       Address and Telephone No.     Identification No.


1-9760         Atlantic Energy, Inc.              22-2871471
               (New Jersey)
               6801 Black Horse Pike
               Egg Harbor Township, NJ 08234
               (609) 645-4500



1-3559         Atlantic City Electric Company     21-0398280
               (New Jersey)
               6801 Black Horse Pike
               Egg Harbor Township, NJ 08234
               (609) 645-4100

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Item 1.   Changes in Control of Company

On August 12, 1996, Delmarva Power & Light Company (DP&L) and Atlantic Energy, Inc. (Atlantic) announced plans to merge. All required regulatory approvals were obtained on, or prior to February 26, 1998 and the merger became effective March 1, 1998.

Atlantic is an investor-owned holding company which owns Atlantic City Electric Company (ACE), an electric utility, and subsidiaries engaged in nonutility businesses. ACE serves approximately 481,000 customers in a 2,700 square mile area in southern New Jersey. Atlantic's 1997 operating revenues and net income were $1,102.4 million and $74.4 million, respectively, and its total assets were $2,723.9 million as of December 31, 1997. Atlantic's assets consist principally of electric generating, transmission, and distribution plant and its assets will continue to be used in the electric business.

Conectiv, a corporation formed to accomplish the merger, holds the stock of DP&L and ACE under the Public Utility Holding Company Act of 1935 as of March 1, 1998. Each outstanding share of DP&L's common stock, par value $2.25 per share, is being exchanged for one share of Conectiv's common stock, par value $0.01 per share. Each share of Atlantic's common stock, no par value per share, is being exchange for 0.75 shares of Conectiv's common stock and 0.125 shares of Conectiv's Class A common stock, par value $0.01 per share. Class A common stock gives holders of Atlantic common stock a proportionately greater opportunity to share in the growth prospects of, and a proportionately greater exposure to the uncertainties associated with deregulation of, the regulated electric utility business of ACE. Earnings applicable to Class A common stock will be equal to 30% of the net of (1) earnings attributable to ACE's regulated electric utility business, as the business existed on August 9, 1996, less
(2) $40 million per year. Earnings applicable to Conectiv common stock will be the consolidated earnings of Conectiv less earnings applicable to Class A common stock.

The merger will be accounted for under the purchase method of accounting, with DP&L as the acquirer. The total consideration being paid to Atlantic's common stockholders (in the form of Conectiv common stock and Class A common stock), as measured by the average daily closing market price of Atlantic's common stock for the three trading days immediately preceding and the three trading days immediately following the public announcement of the merger, is $921.0 million. The consideration paid plus estimated acquisition costs and liabilities assumed in connection with the merger are expected to exceed the net book value of Atlantic's net assets by approximately $200 million, which will be recorded as goodwill. The goodwill will be amortized over 40 years.

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Item 4.   Change of Registrant's Independent Accountants

(1) As of March 1, 1998, the date of the aforementioned merger, Atlantic City Electric Company (ACE) is now a subsidiary of Conectiv. Pursuant to this change in control the following hereby applies:

     (i) The accounting firm of Deloitte & Touche LLP, Two Hilton
Court, P.O. Box 319, Parsippany, NJ, is hereby dismissed as independent accountants to ACE.

     (ii) For the past two years Deloitte & Touche LLP has not issued an adverse opinion or a disclaimer of opinion, nor was an opinion qualified or modified as to uncertainty, audit scope, or accounting principles on ACE's reports on the financial statements.

     (iii) This decision to change accountants was approved by the Audit Committee of the Board of Directors of Conectiv acting on behalf of its subsidiary, ACE.

     (iv) Also in the past two years, prior to this dismissal, there have been no disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures.

     (v) During the past two years the accountants have not advised ACE that (A) the internal controls necessary for the registrant to develop reliable financial statements did not exist; (B) that information had come to the accountant's attention that led them to no longer be able to rely on management's representations, or that has made the accountant's unwilling to be associated with the financial statements prepared by management; (C) the accountant's have not advised ACE of the need to expand significantly the scope of its audit, or that any information has come to the accountant's attention that if further investigated may materially impact the fairness or reliability of the audit report or the underlying financial statements or would cause the accountants to be unwilling to rely on managements representations or to be unwilling to be associated with the financial statements.

(2) As of March 1, 1998, the date of the change in control, the accountants hereby appointed by the Audit Committee of the Board of Directors of Conectiv acting on behalf its subsidiary, ACE, are Coopers & Lybrand L.L.P., 2400 Eleven Penn Center,
Philadelphia, Pennsylvania.

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Item 5.  Other Events

Pursuant to the Merger and Reorganization of Delmarva Power & Light Company and Atlantic Energy, Inc. which was completed on March 1, 1998, the Board of Directors of Atlantic City Electric Company (ACE) has been changed. The following individuals have been elected as directors to serve until his or her successor is appointed or his or her earlier resignation or removal.

Atlantic City Electric Company

  Howard E. Cosgrove               Director/Chairman
  Meredith I. Harlacher, Jr.       Director
  Thomas S. Shaw                   Director
  Barry R. Elson                   Director
  Barbara S. Graham                Director


The following individuals have been appointed by the Directors of ACE to the office opposite their name.

Atlantic City Electric Company

     Howard E. Cosgrove            Chief Executive Officer
     Meredith I. Harlacher, Jr.    President and Chief Operating
                                   Officer
     Barbara S. Graham             Senior Vice President and
                                   Chief Financial Officer
     Barry R. Elson                Executive Vice President
     Thomas S. Shaw                Executive Vice President
     Louis M. Walters              Treasurer and Assistant
                                   Secretary
     James E. Franklin II          Chief Legal Officer and
                                   Secretary

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Item 7  Financial Statements and Exhibits

See Exhibit Index Attached



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                    ***********************************



                                 SIGNATURE


            Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         Atlantic Energy, Inc.
                         Atlantic City Electric Company
                                  (Registrant)

                                        By:    /s/ J. E. Franklin II
                                         J. E. Franklin II
                         Vice President, Secretary and
                         General Counsel of Atlantic Energy, Inc.
                         Senior Vice President, Secretary and
                         General Counsel of Atlantic City
                         Electric Company


Date: March 4, 1998
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Exhibit Index


16   Letter re change in certifying accountant

99   Letter to Members of the Financial Community



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